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                                                                    Exhibit 10.9

                         SOUNDBITE COMMUNICATIONS, INC.

                             2000 STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan

          The 2000 Stock Option Plan (the "Plan") of SoundBite Communications, Inc. (the "Company"), adopted by the Board of Directors of the Company on July 6th, 2000, for directors, consultants, advisers, officers and employees (each, a "Service Provider") of the Company, is intended to advance the best interests of the Company by providing those persons who have responsibility for its success with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II

                                   Definitions

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean any act or acts or failure or failure to act by Participant which the Board determines in its reasonable judgment is or could be injurious to or not in the best interests of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

          "Committee" shall mean the committee of the Board which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.


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          "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Company" shall mean SoundBite Communications, Inc a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of SoundBite Communications, Inc as such term is defined in Section 425(f) of the Code.

          "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his or her duties or obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

          "Fair Market Value" of the Common Stock shall be determined by the Committee or, in the absence of the Committee, by the Board.

          "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

          "Nonqualified Stock Option" means any stock option other than an Incentive Stock Option.

          "Options" shall have the meaning set forth in Article IV.

          "Option Shares" shall for each optionee have the meaning set forth in the option grant agreement between the Company and such optionee.

          "Participant" shall mean any Service Provider who has been selected to participate in the Plan by the Committee or the Board.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Sale of the Company" shall mean a merger or consolidation effecting a change in control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities.

                                   ARTICLE III


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                                 Administration

          The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board or is not active, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

          The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 75,000,000 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of paragraph
6.8 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The 75,000,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards

          5.1 Options. The Committee may grant Options to Participants in accordance with this Article V. Incentive Stock Options and/or Nonqualified Stock Options may be granted to such persons and for such number of shares of Common Stock as the Committee shall determine.

          5.1 Form of Option. The Committee may from time to time grant to eligible participants Incentive Stock Options and/or Nonqualified Stock Options; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code). The Options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.


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          It is the Company's intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then solely to the extent of such nonqualification, the Option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under the Plan, provided that such Option otherwise meets the Plan's requirements for Nonqualified Stock Options.

          5.2 Exercise Price. The price per share deliverable upon the exercise of each Option ("exercise price") shall be established by the Committee, except that the exercise price of any Incentive Stock Option may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less that 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, in each case unless otherwise permitted by Section 422 of the Code.

          5.3 Exercisability. Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

          5.4 Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, by delivery of a promissory note (if in accordance with policies approved by the Board).

          5.5 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant; provided that in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, if required by the Code, such term shall in no event exceed five years from the date of grant. In the event that no such term is set by the Committee, the term of an Option shall be ten years.

          5.6 Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its subsidiaries (as defined in Section 422 of the Code) may not exceed $100,000.

                                   ARTICLE VI
                               General Provisions

          6.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company


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of certain performance goals, as the Committee shall decide in each case when the Options are granted.

          6.2 Sale of the Company. In the event of a Sale of the Company, (i) the vesting schedule for a Participant shall accelerate such that 25% of the unvested Option Shares held by each Participant (or, if greater, the unvested Option Shares which each Participant would hold assuming the full exercise of Participant's Options) shall become immediately vested by such Participants who are Service Providers of the Company at the time of the Sale of the Company and
(ii) all unexercised Options shall, at the option of the Company, terminate if not exercised as of the date of the Sale of the Company or other prescribed period of time.

          6.3 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement") which shall be signed by the Participant and by an authorized officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement (including, but not limited to, (i) the right of the Company to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant's termination of employment or Service Provider relationship, (ii) rights of first refusal granted to the Company, (iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable).

          6.4 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers, directors and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's sole discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 10 days written notice to the holders thereof.

          6.5 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, maybe exercised only by such Participant (or his legal guardian or legal representative); provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any


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regulations promulgated thereunder. In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

               (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

               (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.

          6.6 Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the "Expiration Date"), as determined by the Committee pursuant to paragraph 5.6 above.

          (b) Early Expiration Upon Termination of Service Provider Relationship. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant's Option that was not vested and exercisable on the date such Participant ceases to be a Service Provider shall expire and be forfeited as of such date, and any portion of a Participant's Option that was vested and exercisable on the date such Participant ceases to be a Service Provider shall expire and be forfeited as of such date, except that:
(i) if any Participant dies or becomes subject to any Disability, such Participant's Option shall expire 180 days after the date of his death or Disability, but in no event after the Expiration Date and (ii) if any Participant retires, resigns or is discharged by the Company other than for Cause, such Participant's Option shall expire 90 days after the date of his discharge, retirement or resignation, but in no event after the Expiration Date.

          6.7 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction.

          6.8 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, reclassification, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

          6.9 Rights of Participants. Nothing in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's


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employment or Service Provider relationship at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ or as a Service Provider of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment or Service Provider relationship (including, but not limited to, the termination by the Company without Cause) any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee or Service Provider shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          6.10 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall materially impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan. The date of commencement of the Plan shall be June 16, 2000, subject to approval by the shareholders of the Company.

          6.11 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall materially impair the rights of any Participant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

          6.12 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.12 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his or her own behalf.

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